UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 29, 2008
Centex Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-6776 (Commission File Number)	75-0778259 (IRS Employer Identification No.)

2728 N. Harwood Street, Dallas, Texas (Address of principal executive offices)	75201 (Zip code)
Registrant’s telephone number including area code: (214) 981-5000
Not Applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On January 29, 2008, Centex Corporation, a Nevada corporation (the “Corporation”), announced its results of operations for the quarter ended December 31, 2007. A copy of the Corporation’s press release (the “Press Release”) announcing these results is being furnished as Exhibit 99.1 hereto and is hereby incorporated in this Item 2.02 in its entirety by reference.
The Press Release refers to certain non-GAAP financial measures. Housing operating earnings is a non-GAAP financial measure and is defined by the Corporation as housing revenues less housing cost of sales less selling, general and administrative expenses. Housing operating margin is a non-GAAP financial measure and is defined by the Corporation as housing operating earnings divided by total housing revenues. Reconciliations of these non-GAAP financial measures are included in the attachments to the Press Release. For additional information concerning the Corporation’s use of these non-GAAP financial measures, see the Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 23, 2007, which is also available on the Corporation’s web site at www.centex.com.
These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP measures. There are limitations to these non-GAAP financial measures because they are not prepared in accordance with GAAP and they may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and charges being excluded. The Corporation compensates for these limitations by using these non-GAAP financial measures as supplements to the GAAP measures. The non-GAAP financial measures should be read only in conjunction with the Corporation’s consolidated financial statements prepared in accordance with GAAP.
Item 7.01. Regulation FD Disclosure
Investor Materials. As previously announced, senior management of Centex Corporation, a Nevada corporation (the “Corporation”), will hold a conference call on January 30, 2008 at 10 a.m. Eastern time (9 a.m. Central time) to discuss the results of operations of the Corporation for the quarter ended December 31, 2007. A copy of the materials to be provided to investors in the form of a web cast in connection with this conference call is being furnished as Exhibit 99.2 hereto and is hereby incorporated in this Item 7.01 by reference, but shall not be deemed filed for any purpose under the Securities Exchange Act of 1934. A transcript of the conference call will be available on the Corporation’s web site on or before February 5, 2008.
Historical Data. To facilitate investor understanding and comparison of current segment results against historical results, the Corporation furnished as Exhibit 99.2 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 24, 2007 historical comparative data for two years, by quarter, based on the current home building segment structure, including revenues and operating earnings as well as statistical data, such as unit closings, sales, and backlog. The Form 8-K is available on the Corporation’s web site at www.centex.com.
Item 8.01. Other Events
On January 29, 2008, Centex Corporation, a Nevada corporation (the “Corporation”), announced its results of operations for the quarter ended December 31, 2007. A copy of the Corporation’s press release (the “Press Release”) announcing these results is being furnished as Exhibit 99.1 hereto. The attachments to the Press Release identified as Attachments 1 through 7 are hereby filed pursuant to, and incorporated by reference in, this Item 8.01. No other information from the Press Release is filed pursuant to, or incorporated in, this Item 8.01.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits The following exhibits are filed with this Report.

Exhibit
Number	Description
99.1	Press Release dated January 29, 2008

99.2	Investor materials furnished in connection with the conference call to be held on January 30, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ James R. Peacock III
	Name:	James R. Peacock III
	Title:	Vice President, Deputy General Counsel and Secretary

Date: January 29, 2008